Exhibit 10.1

EXECUTION VERSION

WAIVER UNDER AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT
THIS WAIVER UNDER AMENDED AND RESTATED STOCKHOLDERS’ AGREEMENT (this “Waiver”) is entered into as of April 8, 2022, by and among Sterling Check Corp., a corporation organized under the laws of the State of Delaware (the “Company”), William Greenblatt, an individual, The Brandon T. Greenblatt 2015 Trust, a trust settled under the laws of the State of Texas, The Maggie S. Greenblatt 2015 Trust, a trust settled under the laws of the State of Texas, and The Steven J. Greenblatt 2015 Trust, a trust settled under the laws of the State of Texas (together with William Greenblatt, The Brandon T. Greenblatt 2015 Trust and The Maggie S. Greenblatt 2015 Trust, the “Founder Stockholders” and each a “Founder Stockholder”), with respect to the Amended and Restated Stockholders’ Agreement, dated as of September 22, 2021 (as amended, modified or supplemented from time to time, the “Stockholders’ Agreement”), by and among the Company, the Founder Stockholders party thereto, the GS Stockholders party thereto and the other Stockholders party thereto. Capitalized terms used but not defined in this Waiver have the meanings ascribed to them in the Stockholders’ Agreement.
WHEREAS, the Founder Stockholders and the Company desire to modify the Founder Stockholders’ rights and obligations under the Stockholders’ Agreement in accordance with Sections 4.3 and 4.4 thereof.
NOW, THEREFORE, in consideration of the respective covenants contained herein and intending to be legally bound hereby, the parties agree as follows:
1.    Waiver. Effective immediately, the Founder Stockholders hereby irrevocably waive all rights, and are hereby released from all obligations, under the Stockholders’ Agreement; except in each case for those pursuant to (i) Sections 2.5, 2.6, 2.7 and 2.8 thereof to the extent applicable to the Company’s initial public offering and (ii) Section 2.9 thereof. For the avoidance of doubt, neither the Company nor any other Stockholder shall be obligated to deliver any notices to the Founder Stockholders pursuant to the Stockholders’ Agreement, except pursuant to (i) Section 2.5, 2.6, 2.7 and 2.8 thereof with respect to matters relating to the Company’s initial public offering and (ii) Section 2.9 thereof.
2.    Execution in Counterparts. To facilitate execution, this Waiver may be executed in as many counterparts as may be required and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Waiver to produce or account for more than the number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Facsimile and .pdf signatures shall constitute original signatures for all purposes of this Waiver.
3.    Governing Law. This Waiver, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (excluding the choice of law rules thereof that would apply the laws of another jurisdiction).
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IN WITNESS WHEREOF, the parties have caused this Waiver to be executed as of the date first written above.
STERLING CHECK CORP.

By: /s/ Peter Walker
Name: Peter Walker
Title: Chief Financial Officer

WILLIAM GREENBLATT

/s/ William Greenblatt

THE BRANDON T. GREENBLATT 2015 TRUST

By: /s/ Ross Cummings
Name: Ross Cummings
Title: Trustee

THE MAGGIE S. GREENBLATT 2015 TRUST

By: /s/ Ross Cummings
Name: Ross Cummings
Title: Trustee

THE STEVEN J. GREENBLATT 2015 TRUST

By: /s/ Ross Cummings
Name: Ross Cummings
Title: Trustee

[Waiver under Amended and Restated Stockholders’ Agreement]